EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 8-K into Pharmaceutical Resources, Inc.'s previously filed Registration Statement File No. 333-74606.




                                            /s/ Arthur Andersen LLP
                                            Arthur Andersen LLP
Roseland, New Jersey
January 11, 2002